UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:


[ ]  Preliminary Proxy Statement          [_]  Soliciting Material Under Rule
[ ]  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials



                         MediaMax Technology Corporation
                      (formerly known as Quiet Tiger, Inc.)
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[_] Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:
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     4) Date Filed:
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                         MediaMax Technology Corporation
                          668 N. 44th Street, Suite 233
                                Phoenix, AZ 85008



Dear Shareholder:

     You are cordially invited to attend the annual meeting of the shareholders of MediaMax Technology Corporation (the "Company") which will be held at 1:00 pm on Friday, April 29, 2005 in the Grand Ballroom of the Crown Plaza Phoenix Airport, 4300 E. Washington St., Phoenix, AZ 85034. Information about the business of the meeting is set forth in the formal meeting notice and Proxy Statement on the following pages.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, please vote on the matters to be considered and sign, date and return your proxy in the enclosed envelope by April 19, 2005. You may revoke your proxy at any time prior to its use in the ways explained in the enclosed Proxy Statement, including by attending the meeting and voting in person.

     It is always a pleasure to meet with our shareholders, and we look forward to seeing as many of you as possible at the annual meeting.


                                   Sincerely,


                                  /s/ William H. Whitmore, Jr.
                                  -------------------------------------------
                                  William H. Whitmore, Jr.
                                  President

March 29, 2005

                         MediaMax Technology Corporation
                          668 N. 44th Street, Suite 233
                                Phoenix, AZ 85008


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            To be held April 29, 2005


To the Shareholders of
MediaMax Technology Corporation
(formerly known as Quiet Tiger, Inc.):

     The annual meeting of shareholders of MediaMax Technology Corporation (the "Company") will be held on Friday, April 29, 2005 at 1:00 pm in the Grand Ballroom of the Crown Plaza Phoenix Airport, 4300 E. Washington St., Phoenix, AZ 85034 for shareholders to consider and vote upon the following proposals:

     1. To elect three directors of the Company; and

     2. To ratify the appointment of Semple & Cooper, LLP as independent registered public accountants to audit the Company's financial statements for the year 2005; and 3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on March 30, 2005, as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof. All shareholders are cordially invited to attend the meeting.

     For your convenience, there is enclosed a return envelope, requiring no postage, for use in returning your proxy. You may revoke your proxy at any time prior to its use in the ways explained in the attached proxy statement, including by attending the meeting and voting in person. Your prompt return of the proxy card will ensure a quorum and save the Company the expense of further solicitation.

                                          By Order of the Board of Directors


                                          /s/ Albert A. Golusin
                                          -----------------------------------
                                          Albert A. Golusin
                                          Secretary and Treasurer

Phoenix, Arizona
March 29, 2005

                         MediaMax Technology Corporation

                                 Proxy Statement
                                       for
                  April 29, 2005 Annual Meeting of Shareholders

                               GENERAL INFORMATION

     This Proxy Statement, with the enclosed proxy card, is first being mailed to the shareholders of MediaMax Technology Corporation (the "Company" or "MediaMax Technology") on or about April 8, 2005, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the annual meeting of shareholders, which will be held in the Grand Ballroom of the Crown Plaza Phoenix Airport, 4300 E. Washington St., Phoenix, AZ 85034 on Friday, April 29, 2005 at 1:00 pm, or at any adjournment thereof. The accompanying Notice of Annual Meeting of Shareholders sets forth the purposes of the annual meeting. The shares represented by proxies in the form solicited by the Board of Directors will be voted at the meeting. Where a choice is specified with respect to a matter to be voted upon, the shares represented by the proxy will be voted in accordance with such specification. If no choice is specified, such shares will be voted by the individuals designated on the proxy card in favor of all three nominees for director, and in their discretion on such other matters that may come before the meeting. A shareholder may revoke a proxy at any time before its exercise by executing a subsequent proxy, personally appearing at the meeting and casting a contrary vote or giving notice of revocation to the Secretary of the Company; provided, however, no such revocation shall be effective until notice of revocation has been received by the Company at or prior to the annual meeting. Any contrary votes cast by a shareholder will not entitle the shareholder to any special rights.

     Only the record holders of the Company's Common Stock, $.001 par value, are entitled to receive notice of and to vote at the meeting. At the close of business on March 30, 2005 (the "Record Date") the Company had 182,594,325 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share. The presence, in person or by proxy, of a majority of the Common Stock is necessary to constitute a quorum to transact business.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2004, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

     The cost of soliciting proxies will be borne by the Company. Solicitation of proxies will be primarily by mail. Following the original mailing of the proxy soliciting material, regular employees, officers or directors of the Company may also solicit proxies by telephone, facsimile or in person.

     The principal executive offices of the Company are located at 668 N. 44th Street, Suite 233, Phoenix, AZ 85008 and its telephone number is (602) 267-3800.

                                 PROXY STATEMENT

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

                              ELECTION OF DIRECTORS

Nominees for Election

     At the annual meeting of shareholders, three directors are to be elected for three-year terms. The following three persons have been nominated for election at the 2005 annual meeting as members of the Board of Directors:


                                              If Elected, Term as
            Nominee                          Director Will Expire
            -------                          --------------------
            William H. Whitmore, Jr.                2008
            Albert A. Golusin                       2008
            Wade P. Carrigan                        2008


     Each of these nominees is currently a director of the Company.


       THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR"
             THE ELECTION AS DIRECTORS OF William H. Whitmore, Jr.,
                    Albert A. Golusin and Wade P. Carrigan .


Information Regarding Directors, Director Nominees and Executive Officers

     William H. Whitmore, Jr., Albert A. Golusin and Wade P. Carrigan, who are all currently directors, are the nominees for election as directors. The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. Each serves until the next annual meeting of stockholders.

Names of Executive                                   Date of          Date of
Officers and Directors   Age Position             Appointment      Resignation
------------------------ --- -------------------- --------------- -------------

William H. Whitmore, Jr.  45 President & Director  May 3, 2002    April 10, 2003
                                                   Jan. 16, 2004        N/A

Albert A. Golusin (1)     50 Secretary, Treasurer  January 5, 2001      N/A
                              and Director

Scott S. Stoegbauer       50 Vice President        March 3, 2004        N/A

Wade P. Carrigan (1),(2)  47 Director              May 3, 2002          N/A


(1)  Member of Audit Committee at December 31, 2002

(2) Mr. Carrigan became the C.E.O. on April 10, 2003 and resigned as C.E.O on January 16, 2004.

William H. Whitmore, Jr., has worked with SunnComm Technologies from January 2001 to the present. He previously served as Executive Vice President for Ekid Network, Inc., a media content company for children from September 1999 to January 2001. While in this position, Mr. Whitmore managed all aspects of administration, technical development and marketing for the company, which produced educational animated software that enabled children to use the Internet safely. Concurrently, he was the representative for the investment group that funded this project and numerous other business models. Mr. Whitmore managed an extensive portfolio that included restaurants, real estate and one-stop Internet ventures. Prior to joining Ekid Network, Mr. Whitmore was the Vice President of Operations for TCBG from 1977 to August 1999, a manufacturer and marketer of unique products for the children's beverage market. In his role as Vice President of Operations, he worked closely with the production and marketing team managing all aspects of product development, purchasing and procurement, shipping and receiving, logistics, customer service and administration. On April 10, 2003 Mr. Whitmore resigned from the Company in order to devote his full time effort to SunnComm Technologies. On January 16, 2004, Mr. Whitmore became the Chief Executive Officer and joined the board of directors.

Albert A. Golusin has been a Certified Public Accountant since 1981. He worked with the public accounting firms of Grant Thornton & Company, C.P.A's and Kenneth Leventhal & Company, C.P.A.'s from 1979 through 1994. From 1985 to 1992, Mr. Golusin was the Controller of a public company called N-W Group, Inc. that later became Glenayre Electronics. He was responsible for managing a $40 million cash portfolio, managing the accounting department and preparing the financial statements for reporting to the Securities Commissions in the U.S.A. and Canada. From 1993 to the present, Mr. Golusin has consulted to publicly traded companies or companies preparing to become publicly traded. He received a B.S. in accounting from Brigham Young University in December 1978. He currently serves as the Chief Financial Officer and Director of SunnComm, which publicly trades on the pink sheets under the symbol "SCMI.

Scott Stoegbauer became the Vice President of Sales and Marketing for the company during March 2004. Prior to joining the company he worked as an independent consultant designing, implementing and managing Internet/Intranet environments as well as consulting in technical marketing areas such as direct marketing, on-line advertising and on-line Internet marketing. He worked at Worldata in Boca Raton, Florida from 1990 through part of 2003. In 1994, as Vice President of Technology for the company, he developed and marketed some of the earliest and most innovative Internet and eCommerce marketing systems. He was subsequently promoted to a Senior Vice President where he helped create one of the first on-line marketing and sales organizations in the country.

Wade P. Carrigan currently is the Chief Financial Officer of Roberts Enterprises, Inc., a livestock brokerage and investment company, and has served as such since 1991. He was previously a commercial loan officer for Valley National Bank specializing in Agribusiness Finance. Currently he owns and operates Wade Co. Investments, a commodity investment company focused on feeder cattle, live cattle, oil and natural gas.


Meetings, Committees and Compensation of the Board of Directors

Meetings

     During the Company's fiscal year ended December 31, 2004, the Board of Directors of the Company held ten meetings. Each director attended 100 percent of the board meetings and meetings of committees of which he or she is a member.

     The Company does not have any requirement that directors attend the annual meeting of shareholders; however, all three members of the Board of Directors are expected to be in attendance at this year's annual meeting.


Committees

     The following sets out the committee memberships of the members of the Board of Directors as of March 29, 2005.


Audit Committee

     The Company has an audit committee consisting of the Secretary & Treasurer , Albert Golusin and one other independent director, who is Wade P. Carrigan. The audit committee is charged with setting the criteria used to review and assess the strengths and weaknesses of the Company's internal control and integrity for the issuance of financial statements. The committee plans to create a corporate charter during 2005. The compensation Committee held one meeting during 2004.


Compensation Committee

     The Company has a compensation committee consisting of the Secretary & Treasurer , Albert Golusin and one other independent director, who is Wade P. Carrigan. The Compensation Committee is charged with setting the criteria used to determine the compensation of the Company's President and making its recommendation regarding the President's compensation to the Board of Directors as a whole for approval. The compensation Committee held one meeting during 2004.

Compliance with Section 16 of the Exchange Act

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, none of the company's directors, officers or affiliates have failed to file on a timely basis any reports required by section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal years.


Code of Ethics

     The Company has not adopted a Code of Ethics as of the date of this report. Resources and time necessary to adopt written standards reasonably designed to deter wrongdoing have not been available as of the date of this report. The Company plans to engage a consultant to assist in drafting of a Code of Ethics.


EXECUTIVE COMPENSATION

The following table sets forth certain information concerning the compensation paid by the Company for services rendered in all capacities to the Company for the three fiscal years ended December 31, 2002, 2003 and 2004 awarded, earned or paid to the chief executive officer at December 31, 2004 and all officers and directors, as a group.

Present officers and directors
------------------------------
                             Base                    Other Annual    Long Term
Name/Position               Salary           Bonus   Compensation  Compensation
-------------------------- ---------------- ------- -------------- -------------

William H. Whitmore, Jr.
President, Director
2002                            - 0 - (1)    - 0 -      - 0 -              None
2003                            - 0 -        - 0 -   $ 16,500 (1),(2)      None
2004                          $141,346       - 0 -   $150,000 (2)          None

Scott Stoegbauer
Vice President - Sales
2004                          $ 73,846       - 0 -   $  4,000 (5)          None

Albert Golusin
C.F.O., Director
2002                            - 0 - (1)    - 0 -      - 0 -              None
2003                            - 0 -        - 0 -   $ 55,000 (1),(3)      None
2004                            - 0 - (1)    - 0 -   $120,000 (3)          None

Wade P. Carrigan
Director
2002                            - 0 - (1)    - 0 -      - 0 -              None
2003                            - 0 -        - 0 -   $ 54,375 (1)(4)       None
2004                            - 0 -        - 0 -   $ 60,000 (4)          None

(1) All officers were not directly compensated by Quiet Tiger Inc. from June 15, 2002 through December 31, 2002 as they were paid by SunnComm During the fourth quarter of 2002, Quiet Tiger agreed to a management agreement with SunnComm effective June 15, 2002. The agreement requires Quiet Tiger Inc. to pay SunnComm $25,000 a month for the part-time services of Mssrs. Jacobs, Whitmore and Golusin as well as general and administrative costs.

(2) Includes 550,000 restricted shares issued at a deemed value of $16,500 for services rendered from January 1, 2003 to April 8, 2003. Stock compensation during 2004 consisted of 5,000,000 shares of restricted stock at a market value of $.03 per share.

(3) Includes 1,833,333 restricted shares issued at a deemed value of $55,000 for services rendered from January 1, 2003 to November 30, 2003. SunnComm paid for services provided by Mr. Golusin during December 2003. Compensation during 2004 consisted of 4,000,000 shares of restricted stock at a market value of $.03 per share.

(4) Includes 1,812,500 restricted shares issued at a deemed value of $54,375 for services rendered from April 9, 2003 to December 31, 2003. Compensation during 2004 consisted of 2,000,000 shares of restricted stock at a market value of $.03 per share.

(5) Includes 50,000 restricted shares issued at a deemed value at $.08 per share.

Compensation of Directors

During 2004, Mr. Carrigan received 2,000,000 restricted common shares valued at $.03 per share for audit committee work pertaining to controls and procedures being established.


SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 18, 2005, certain information with respect to the beneficial ownership of the Company's common stock by (i) each director and officer of the Company, (ii) each person known to the Company to be the beneficial owner of 5% or more of the outstanding shares of common stock, with such person's address, and (iii) all of the directors and executive officers as a group. Unless otherwise indicated, the person or entity listed in the table is the beneficial owner of the shares and has sole voting and investment power with respect to the shares indicated.


Name of Beneficial Owner            Shares beneficially
or Name of Officer or Director            Owned (1)          Percent
-------------------------------- -------------------------- ---------

William H. Whitmore, Jr.,
President                              4,106,000                  2.1
668 N. 44th Street, Suite 233
Phoenix, AZ. 85008

Albert A. Golusin
Secretary and Treasurer                6,734,341 (2)              3.7
668 N. 44th Street, Suite 233
Phoenix, AZ. 85008

Scott Stoegbauer
V.P. Sales & Marketing                   318,666 (3)              0.2
668 N. 44th Street, Suite 233
Phoenix, AZ. 85008

Wade P. Carrigan, Director             6,131,415                  3.4
P.O. Box 1908
Gilbert, AZ. 85299

SunnComm                              78,661,199 (4)             43.0
668 N. 44th Street, Suite 248
Phoenix, AZ. 85008

JTM Investments l, L.P.               13,395,476 (5)              7.3
2213 Midvale Terrace
Henderson, NV. 89074

All officers and directors as a
group (4 persons)                     17,290,422 (6)              9.5


1. All securities are owned directly and beneficially unless otherwise noted. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants currently exercisable or exercisable within 60 days of February 18, 2005 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity.

2. Includes 43,663 shares of common stock underlying presently exercisable options.

3. Includes 249,999 shares of common stock underlying presently exercisable options.

4. Amounts shown include shares held by Project 1000, Inc. which is a wholly owned subsidiary and shares personally owned by the directors of SunnComm, excluding Mr. Golusin.

5. Includes 500,000 shares of common stock underlying presently exercisable warrants.

6. Includes 293,662 shares of common stock underlying presently exercisable options.

                                   PROPOSAL 2

                    INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors of the Company, upon the recommendation of its Audit Committee has appointed Semple & Cooper, LLP, as the independent registered public accountants, for the Company for the year ending December 31, 2005.

The Company does not expect a representative of Semple & Cooper, LLP to be present at the shareholder meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF SEMPLE & COOPER, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS TO AUDIT THE COMPANY'S CONSOLIDATED FINANCIAL STATEMENTS FOR THE CALENDAR YEAR 2005.

                                PERFORMANCE GRAPH

     Under rules adopted by the Securities and Exchange Commission in 1992, each publicly owned company is required to provide in its proxy statement a line graph comparing, for the previous five years, the cumulative total return on its common stock with the cumulative total return of a broad equity market index and an industry index or peer group. The Company cannot provide this graph because there is no meaningful information with respect to cumulative return on the Company's common stock. On April 25, 2002, the Company received a trading symbol
(FNEY) and began trading on May 14, 2002 on the OTC Bulletin Board. On approximately February 20, 2003 the trading symbol of the Registrant was changed to QTIG. There was no established market for such shares until the fourth quarter of 2003. There can be no assurance that any such market will ever continue or be maintained. Any market price for shares of common stock of the Company is likely to be very volatile, and numerous factors beyond the control of the Company may have a significant effect. Broad market fluctuations, as well as general economic and political conditions, may adversely affect the market price of the Company's common stock in any market that may continue. Sales of "restricted securities" under Rule 144 may also have an adverse effect on the market price of the stock.


CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

During 2003, SunnComm paid general and administrative expenses on behalf of the Company in the amount of $56,786. At December 31, 2003, the Company owed SunnComm $139,199.

At December 31, 2003, the Company owed $146,500 in compensation expense for services provided by its officers during 2003. On February 2, 2004, the Company paid the $146,500 due to officers by issuing 4,883,333 restricted common shares to them.

On January 30, 2004, the Company issued 11,000,000 restricted common shares to its three directors, two of which were officers, for services to be rendered during 2004 at a deemed value of $82,500. All services were rendered as of December 31, 2004.

On February 2, 2004, the Company issued 4,883,333 restricted common shares to directors and officers for services rendered during 2003 at a deemed value of $146,500 and 1,169,616 restricted common shares for reimbursement of cash advances of $35,088. A total of 986,072 restricted common shares were issued to a non-affiliate for payment of $29,582 of accrued interest expense and cash advances made to the Company during 2003 and prior years. The issuance of the stock was exempt from registration under Section 4(2) of the Securities Act. No underwriter was involved in the offer of sale of the shares.

On March 4, 2004 the written consent, of a majority of disinterested outstanding common shares of record at February 4, 2004 of Quiet Tiger, became effective to approve the issuance of 10,152,704 restricted common shares valued by the Company at $.03 per share to SunnComm, "SunnComm", for $304,581 of debt incurred for cash advances and administrative and overhead expenses charged to the Company and to approve the issuance of 64,000,000 restricted common shares valued by the Company at $.03 per share for a total consideration of $1,920,000 to SunnComm and the assumption of a $108,860 outstanding debt due to a consultant for an Exclusive Marketing Agreement with its commercial copy protection technology on CD's and all of its continuing upgrades. The Agreement provides the Company with 40% of the revenues derived from all existing licensing agreements held by SunnComm for the technology and requires Quiet Tiger to advance $138,000 a month against future royalties and an additional $12,000 for services being provided by SunnComm. The first such payment was made on March 31, 2004. Once annual gross revenues of $3,600,000 are achieved, the Company will receive 50% of all revenues derived from licensing agreements. The Exclusive Marketing Agreement gives the Company the exclusive marketing rights for SunnComm's optical media enhancement and control technologies. Under the terms of the Exclusive Marketing Agreement, the Company must pay for all of its sales and marketing costs and SunnComm must pay for all of its development and upgrade costs. SunnComm also agreed to indemnify the Company against consumer complaints and product related litigation.

During the year ended December 31, 2004, the Company paid $18,000 a month for ten months to SunnComm for administrative and accounting services. The agreement with SunnComm is on a month-to-month basis.


CONSIDERATION OF AUDITOR'S FEES AND SERVICES

James C. Marshall C.P.A., P.C.,"Marshall", was the Company's independent auditor for the year ended December 31, 2002 and reviewed the quarterly financial statements for the first three quarters during 2003. Marshall performed the services listed below and was paid the fees listed below.

AUDIT FEES

Semple & Cooper billed aggregate fees of approximately $15,000 for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB for each of the three quarters ended September 30, 2004 and approximately $15,000 for the audit for year ended December 31, 2003 and review of the Company's annual report filed on Form 10-KSB for the year ended December 31, 2003.

TAX FEES

James C. Marshall, P.C. billed $600 for the preparation of its tax returns for the year ended December 31,2003. Marshall did not provide any services pertaining to tax advice or strategies.

ALL OTHER FEES

Semple & Cooper charged approximately $11,000 for consulting services during 2004.


SHAREHOLDER PROPOSALS

No stockholder proposals were received for inclusion in this Proxy Statement.

SHAREHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

     It is anticipated that the 2006 annual meeting of shareholders of the Company will be held in June 2006. Any proposal to be presented by a shareholder at the Company's 2006 annual meeting of shareholders must be received in writing by the Company at its principal executive offices (668 N. 44th Street, Suite 233, Phoenix, AZ 85008) not later than December 31, 2005, so that it may be considered by the Company for inclusion in its proxy statement and form of proxy relating to that meeting.

     The Company encourages shareholders to communicate directly with the Board of Directors. Communications can be sent via electronic mail to investor@quiettiger.com, via facsimile to 602-267-7400, or in writing to the Secretary, Albert Golusin at the aforementioned address. All communications to the Secretary, which are sent to the Company's address, will be forwarded to the entire Board of Directors.

                                              By Order of the Board of Directors


                                             /s/ Albert A. Golusin
                                             -----------------------------------
                                                 Albert A. Golusin
                                                 Secretary and Treasurer

Phoenix, Arizona
March 29, 2005

                                      PROXY
                         MediaMax Technology Corporation

            This Proxy is Solicited by the Board of Directors for the Annual Meeting of Shareholders to be held on April 29, 2005

     The undersigned hereby appoints William H. Whitmore, Jr. and Albert A. Golusin or either of them, each with full power of substitution, attorneys and proxies of the undersigned to vote as designated below all shares of the Common Stock of MediaMax Technology Corporation (the "Company"), which the undersigned is entitled to vote at the annual meeting of shareholders to be held in the Grand Ballroom of the Crown Plaza Phoenix Airport, 4300 E. Washington St., Phoenix, AZ 85034 on Friday, April 29, 2005 at 1:00 pm, Arizona time, or at any adjournment thereof:

     (1) ELECTION OF DIRECTORS - The undersigned hereby directs said proxies to vote:

|_| FOR the election as directors of William H. Whitmore, Jr., Albert A. Golusin and Wade P. Carrigan for the respective terms set forth in the Proxy Statement.



|_|  WITHHOLD authority to vote for all nominees listed above.


|_| FOR the election (except as indicated below) as directors of William H. Whitmore, Jr., Albert A. Golusin and Wade P. Carrigan for the respective terms set forth in the Proxy Statement.

     Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below:


--------------------------------------------------------------------------------

     (2) RATIFICATION OF APPOINTMENT OF SEMPLE & COOPER - To ratify the appointment of Semple & Cooper, LLP as independent registered public accountants to audit the Company's financial statements for the year 2005

  |_|      YES              |_|     ABSTAIN               |_|      NO

     THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREON. IF NO CONTRARY SPECIFICATION IS MADE, IT WILL BE VOTED FOR THE ELECTION OF THE THREE NAMED DIRECTOR NOMINEES, AND THE PROXIES WILL VOTE IN THEIR DISCRETION ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     Receipt of the Company's Notice of Annual Meeting and Proxy Statement dated March 30, 2005 is acknowledged.

     NAME OF SHAREHOLDER                    PLEASE SIGN BELOW EXACTLY AS YOUR
                                            NAME APPEARS ON THE ATTACHED LABEL

                                            ------------------------------------


                                            By:_________________________________
                                                (Signature of Officer, Owner)

                                           Title:_______________________________

                                           Dated:_______________________________

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